American Beacon Shapiro SMID Cap Equity Fund

Supplement dated June 21, 2022 to the Summary Prospectus, dated October 28, 2021, as previously amended or supplemented

The Board of Trustees of the American Beacon Funds has approved certain changes to the investment objective and diversification policy for the American Beacon Shapiro SMID Cap Equity Fund (the “Fund”). Therefore, effective immediately, the following changes are made to the Fund’s Summary Prospectus:

I.	The Fund’s investment objective is changed from “long-term capital appreciation” to “long-term capital appreciation and current income.” Accordingly, the following changes are made:

A.	On page 1 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Shapiro SMID Cap Equity Fund – Investment Objective,” the section is deleted and replaced with the following:

The Fund’s investment objective is long-term capital appreciation and current income.

II.	The Fund’s diversification classification is changed from “non-diversified” to “diversified,” as such term is defined in the Investment Company Act of 1940, as amended. Accordingly, the following changes are made:
A.	On page 2 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Shapiro SMID Cap Equity Fund – Principal Investment Strategies,” the last paragraph is deleted.

B.	On page 3 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Shapiro SMID Cap Equity Fund – Principal Risks,” the following is added before “Investment Risk”:

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies than other diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other diversified funds.

C.	On page 4 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Shapiro SMID Cap Equity Fund – Principal Risks,” “Non-Diversification Risk” is deleted in its entirety.

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